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                                                                   EXHIBIT 10.11

           AMENDMENT NO. 2 TO RESELLER AGREEMENT BETWEEN MARIMBA, INC.
                            AND TIVOLI SYSTEMS, INC.

REFERENCE AGREEMENT NUMBER: RES9700332                    AMENDMENT NO: 2

EFFECTIVE DATE OF AMENDMENT NO. 2  - JUNE 30, 1998

MARIMBA NAME AND ADDRESS:                   RESELLER NAME AND ADDRESS:
Marimba, Inc. ("Marimba")                   Tivoli Systems, Inc. ("Reseller")
440 Clyde Avenue                            9442 Capital of Texas Highway North
Mountain View, CA 94043                     Austin, TX 78792

MARIMBA COMPANY CONTACT:                    RESELLER COMPANY CONTACT:
Todd Smithline                              Howard J Nicholas
General Counsel                             Manager, Contract Services,
                                               Business Operations
Phone:  (650) 930-5233                      Phone:  (512) 436-8616
Fax:  (650) 930-5605                        Fax:  (512) 436-8461

WHEREAS, the parties desire to amend the Reseller Agreement by and between Marimba and Reseller dated as of August 14, 1997 (the "Reseller Agreement") for a second time to permit Reseller to resell Marimba products as set forth herein;

NOW THEREFORE, in consideration of agreements reached between the parties, the Reseller Agreement is hereby amended as follows (this "Amendment"):

1. Definitions. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Reseller Agreement.

2. Section 1.a. License Grant. Add the following provisions:

Marimba hereby grants Reseller the right to distribute the Products to the DISA, an agency of the United States government, through Logicon, a Prime Contractor to DISA. For reference, the Logicon Prime Contract from DISA is BOA No. 810013.

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. Further, they agree that this Amendment and the referenced Reseller Agreement are the complete and exclusive statement of the agreement between the parties, superseding all proposals or communications between the parties relating to this subject. Any reproduction of this Amendment by reliable means will be considered an original of this document.

This Amendment No.2 to Reseller Agreement shall be deemed effective as of June 30, 1998.

TIVOLI SYSTEMS, INC.                               MARIMBA, INC.


By:     /s/ HOWARD J. NICHOLAS         By:    /s/ FRED GERSON
   ---------------------------------      -------------------------------------

Name:   Howard J. Nicholas             Name:  Fred Gerson
     -------------------------------        -----------------------------------

Title:  Mgr. Contract Services         Title: V.P./Chief Financial Officer
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Date:   July 16, 1998                  Date:  June 30, 1998
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